UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 9, 2012

NUVILEX, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-68008	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12510 Prosperity Drive, Suite #310, Silver Spring, MD	20904
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (480) 348-8050

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On February 9, 2012, Nuvilex, Inc. (the “Company”) the Board of Directors determined to change the present independent auditors M & K CPAS, PLLC, as the Company prepares to complete the acquisition of the assets of SG Austria, and wish to concurrently thank M & K CPAS, PLLC for their attention to detail and regulations, having aided Nuvilex substantially in moving the company forward over the past year. The decision to utilize new independent auditors was approved by the Company’s Board of Directors.

The reports of M & K CPAS, PLLC on the Company’s financial statements for the fiscal years ended April 30, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audits of the Company’s financial statements for the fiscal years ended April 30, 2011 and 2010 and from April 30, 2011 through February 1, 2012, (1) there were no disagreements with M & K CPAS, PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of M & K CPAS, PLLC, would have caused M & K CPAS, PLLC to make reference to the matter in its report and (2) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Item 304”).

(b) On February 10, 2012, the Company engaged ROBISON, HILL & COMPANY as the Company's independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements.  During the fiscal years ended April 30, 2011 and 2010 and from April 30, 2011 through February 9, 2012 neither the Company nor anyone acting on its behalf consulted with ROBISON, HILL & COMPANY regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by ROBISON, HILL & COMPANY on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with M & K CPAS, PLLC or a reportable event with respect to M & K CPAS, PLLC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
16.1	Letter dated February 10, 2012, from M & K CPAS, PLLC to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVILEX, INC. (Registrant)
Date: February 15, 2012	By: /s/ Robert F. Ryan Robert F. Ryan, M.S., Ph.D. President and Chief Executive Officer (Principal Executive Officer On behalf of the Registrant)